ARTISAN FUNDS, INC.

INVESTOR SHARES

Artisan Global Value Fund

Artisan International Fund

Artisan International Small Cap Fund

Artisan International Value Fund

Artisan Mid Cap Fund

Artisan Mid Cap Value Fund

Artisan Opportunistic Growth Fund

Artisan Opportunistic Value Fund

Artisan Small Cap Fund

Artisan Small Cap Value Fund

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2009 as supplemented on May 19, 2009

Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Growth Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Investor Shares prospectus of the Funds dated January 28, 2009 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2008, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders. A copy of the Funds’ annual report must accompany delivery of this SAI. A copy of the prospectus for the Funds’ Investor Shares can be obtained without charge by calling 800.344.1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing Artisan Funds’ website at www.artisanfunds.com.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Under normal market conditions, Artisan Global Value Fund invests a significant portion of its assets in common stocks and other equity securities both within and outside the U.S. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Small Cap Fund and Artisan International Value Fund each invest at least 80% of their net assets at market value at the time of purchase (plus borrowings for investment purposes) in common stocks and other equity securities of non-U.S. companies. Artisan Opportunistic Growth Fund and Artisan Opportunistic Value Fund may invest up to 25% of their net assets at market value at the time of purchase in securities of non-U.S. companies. Artisan Mid Cap Fund may invest up to 10% of its net assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased and sold on a U.S. exchange. Each other Fund invests primarily in U.S. companies, but may invest up to 5% of its net assets at market value at the time of purchase in securities of non-U.S. companies that trade on U.S. exchanges.

For the purposes of determining whether an issuer’s securities are appropriate for holding in a particular Fund, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (MSCI) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information. In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal market conditions, Artisan Global Value Fund may invest up to 30% of its net assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities; each of Artisan International Fund and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets’ securities; and each of Artisan International Small Cap Fund, Artisan Opportunistic Growth Fund and Artisan Opportunistic Value Fund may invest up to 25% of its net assets at market value at the time of purchase in emerging markets’ securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may each invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Opportunistic Growth Fund and Artisan Opportunistic Value Fund also may invest in such securities to a limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan International Small Cap Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Funds will consider the issuer of the security underlying the participation certificate as the issuer for the purpose of testing compliance with these and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Corporate Debt Securities

Artisan Global Value Fund and Artisan Opportunistic Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities.2 Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. A Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., “junk bonds”, or securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Artisan Partners to be of similar quality. There are no restrictions

[2]	Artisan Global Value Fund may invest in the aggregate up to 10% of its net assets at market value at the time of purchase in debt securities, including convertible debt securities.

as to the ratings of debt securities that may be acquired by each Fund. A Fund may invest in or hold securities that are rated or downgraded to below a C rating by S&P, which would include securities in default. In determining whether to invest in or hold a security rated below C, Artisan Partners will consider the credit quality of the issuer, the price at which the security could be sold, the rating, if any, assigned to the security by other rating agencies, the current market environment and any adverse impact on the Fund that may result from the sale of the security.

Securities rated BBB or Baa by S&P and Moody’s, respectively, are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Convertible Securities

Each Fund may invest in convertible securities.3 Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is

[3]

Artisan Global Value Fund may invest in the aggregate up to 10% of its net assets at market value at the time of purchase in debt securities, including convertible debt securities. Convertible preferred securities are not subject to this limit.

sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Investment Companies

Each Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

Artisan Opportunistic Growth Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indexes. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money4 ) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund and Artisan Opportunistic Growth Fund (and, to a lesser extent, Artisan Opportunistic Value Fund) may

[4]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

purchase Rule 144A securities, including participation certificates, that are privately placed in the United States. Most of the securities purchased by a Fund under Rule 144A are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each Fund, except Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund and Artisan Opportunistic Value Fund, generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. Each of Artisan Global Value Fund, Artisan Opportunistic Growth Fund and Artisan Opportunistic Value Fund tries to maintain a cash position of no more than 15% of its net assets. Each of Artisan International Value Fund and Artisan Mid Cap Value Fund may hold a cash position of more than 5% of the Fund’s net assets, but generally not more than 10% of the Fund’s net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. The investment strategies of all the Funds take valuation into consideration – that is, the price of the stock in relation to its assessed prospects. During periods when stock prices are moving broadly upwards, investment of available cash may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. This is particularly true of the value Funds – Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund and Artisan Small Cap Value Fund – but is also the case of the other Funds to a lesser extent. As a result of their emphasis on valuation as an important investment criterion, each Fund, except Artisan Global Value Fund and Artisan Opportunistic Value Fund, may at times hold more than 5% of its net assets in cash. Each of Artisan Global Value Fund and Artisan Opportunistic Value Fund may at times hold more than 15% of its net assets in cash, particularly after periods of broadly rising stock prices. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2008 and September 30, 2007, respectively, each Artisan Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007
Global Value Fund	42.27%[1]		N/A
International Fund	54.42		66.30%
International Small Cap Fund	42.80		49.85
International Value Fund	44.72		45.60
Mid Cap Fund	79.76		71.04
Mid Cap Value Fund	69.77		53.62
Opportunistic Growth Fund	3.05	[2]	N/A
Opportunistic Value Fund	99.24		50.79
Small Cap Fund	96.90		74.32
Small Cap Value Fund	75.49		72.38

[1]	For the period from the Fund’s inception on December 10, 2007, not annualized.

[2]	For the period from the Fund’s inception on September 22, 2008, not annualized.

The increase in the portfolio turnover rate for Artisan Opportunistic Value Fund was primarily due to the sale of several large holdings in the Fund’s portfolio. Future turnover rates may vary significantly from year to year.

A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;5

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

[5]	A Fund (other than Artisan Opportunistic Growth Fund) will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies [Artisan International Small Cap Fund only];

(g) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only];

(h) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund and Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f), (g) and (h) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Organization

The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. All other Funds included in this SAI offer only Investor Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of those Funds are offered to certain institutional investors with a minimum initial investment of $5 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund. Because of the differing expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Fund or class, only the shares of the affected Fund or class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. The Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors.* Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are eleven series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).

Thomas R. Hefty, 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.

*	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent” directors.

Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Patrick S. Pittard, 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).

Howard B. Witt, 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

Director who is an “interested person” of Artisan Funds, but who is not affiliated with Artisan Partners:

Jeffrey A. Joerres, 49*	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non- governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 51**	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.

*	Mr. Joerres has been deemed to be an “interested person” of Artisan Funds, as defined in the 1940 Act, as a result of a February 20, 2009 principal transaction between Artisan Funds and Johnson Controls, Inc., in which Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind. Mr. Joerres is an affiliated person of Johnson Controls, Inc. by virtue of his position as a director of that company. Mr. Joerres has been deemed to be an “interested person” of Artisan Funds for the six-month period ending August 20, 2009.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds’ principal underwriter.

Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:

Lawrence A. Totsky, 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.

Janet D. Olsen, 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.

Brooke J. Billick, 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.

Carlene M. Ziegler, 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan Partners’ Small-Cap Growth Strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.

Michael C. Roos, 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.

Gregory K. Ramirez, 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.

Sarah A. Johnson, 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Mr. Joerres has been deemed to be an “interested person” of the Funds as of February 20, 2009 and will be deemed as such during the six-month period ending August 20, 2009. Mr. Joerres serves as a director on the board of Johnson Controls, Inc. On February 20, 2009, Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind in accordance with the Funds’ redemption in kind procedures. Mr. Joerres may be deemed to have a material indirect interest in the redemption in kind transaction by virtue of his role as a director of Johnson Controls, Inc. Mr. Joerres is not affiliated with Artisan Partners.

The board of directors has an executive committee, an audit committee, and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of officers of Artisan Funds. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2008 and the function of each committee:

Committee	Members of Committee	Number of meetings	Principal Functions of Committee

Executive Committee	David A. Erne* Andrew A. Ziegler Thomas R. Hefty+ Jeffrey A. Joerres+ Patrick S. Pittard+	1**	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	2	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Committee	Members of Committee	Number of meetings	Principal Functions of Committee

Valuation Committee	Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	210***	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	There was one action by written consent of the committee members and no committee meetings during the fiscal year ended September 30, 2008.

***	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

+	Alternate member of the committee.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $170,000 subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. In addition, the independent chair of the board of directors receives an additional $60,000 annually and the chair of any committee (not including the valuation committee) receives an additional $30,000 annually. No per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Artisan Fund’s obligation to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Funds and total compensation paid by the Artisan Funds complex to each director.

Name	Aggregate Compensation from the Funds[1]	Total Compensation from the Fund Complex Paid to Directors[2]
Andrew A. Ziegler	$0	$0
David A. Erne	216,600	218,038
Thomas R. Hefty	186,600	187,840
Jeffrey A. Joerres	156,600	157,641	[3]
Patrick S. Pittard	156,600	157,641
Howard B. Witt	186,600	187,840

[1]

The compensation presented in this column is an aggregate of (i) the compensation paid by Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund for the fiscal year ended September 30, 2008 and (ii) estimates of the amounts to be paid during the fiscal year ending September 30, 2009 by each of Artisan Global Value Fund, which commenced operations in December 2007, and Artisan Opportunistic Growth Fund, which commenced operations in September 2008. The Funds’ outside directors have agreed to waive the portion of their compensation allocable to Artisan Opportunistic Growth Fund for the fiscal year ending September 30, 2009. The compensation reflects fees waived by Artisan Funds’ outside directors. Absent the waiver, each director would have received: Mr. Erne - $218,038; Mr. Hefty - $187,840; Mr. Joerres - $157,641; Mr. Pittard - $157,641 and Mr. Witt - $187,840.

[2]

The compensation presented in this column is an aggregate of (i) the compensation paid by Artisan Emerging Markets Fund for the fiscal year ended September 30, 2008 and (ii) the compensation included under the “Aggregate Compensation from the Funds” column. The total compensation reflects any fees waived by the Funds’ outside directors. Absent the waivers, each director would have received: Mr. Erne - $219,478; Mr. Hefty - $189,080; Mr. Joerres - $158,681; Mr. Pittard - $158,681 and Mr. Witt - $189,080.

[3]

This amount includes compensation deferred at the election of Mr. Joerres under Artisan Funds’ deferred compensation plan. As of September 30, 2008, the value of Mr. Joerres’ deferred compensation account was $310,886.

At December 31, 2008, the officers and directors of Artisan Funds as a group owned beneficially less than 1% of the outstanding shares of each of the Funds, except Artisan Global Value Fund, Artisan Opportunistic Growth Fund, Artisan Opportunistic Value Fund and Artisan Small Cap Fund. The officers and directors of Artisan Funds as a group owned beneficially 9.04% of Artisan Global Value Fund, 23.12% of Artisan Opportunistic Growth Fund, 2.61% of Artisan Opportunistic Value Fund and 1.25% of Artisan Small Cap Fund at December 31, 2008.

The following table illustrates the dollar range of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) by each director as of December 31, 2008. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 31, 2008.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds
	David A. Erne	Thomas R. Hefty	Jeffrey A. Joerres[4]	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Global Value Fund[1]	$50,001- $100,000	None	$50,001- $100,000	over $100,000	over $100,000	over $100,000[3]
International Fund	over $100,000	over $100,000	over $100,000	$10,001- $50,000	over $100,000	over $100,000
International Small Cap Fund	$50,001- $100,000	None	None	None	over $100,000	over $100,000
International Value Fund	over $100,000	None	over $100,000	$50,001- $100,000	over $100,000	over $100,000
Mid Cap Fund	over $100,000	over $100,000	over $100,000	$10,001- $50,000	over $100,000	over $100,000
Mid Cap Value Fund	over $100,000	None	None	$50,001- $100,000	over $100,000	over $100,000
Opportunistic Growth Fund[2]	None	None	None	None	None	over $100,000
Opportunistic Value Fund	$50,001- $100,000	$50,001- $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Small Cap Fund	$50,001- $100,000	over $100,000	$50,001- $100,000	$10,001- $50,000	None	over $100,000
Small Cap Value Fund	over $100,000	over $100,000	None	$10,001- $50,000	over $100,000	over $100,000
Aggregate Artisan Funds Complex[3]	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

[1]	Artisan Global Value Fund commenced operations on December 10, 2007.

[2]	Artisan Opportunistic Growth Fund commenced operations on September 22, 2008.

[3]	As of December 31, 2008, no director beneficially owned Institutional Shares of any Artisan Fund shown above.

[4]	As of February 20, 2009, Mr. Joerres has been deemed to be an “interested person” of the Funds and will be deemed as such for the six-month period ending August 20, 2009.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

N. David Samra and Daniel J. O’Keefe are co-managers of Artisan Global Value Fund. Mr. Samra is lead portfolio manager for Artisan International Value Fund and Mr. O’Keefe is portfolio manager for Artisan International Value Fund. Mark L. Yockey is portfolio manager for Artisan International Fund and Artisan International Small Cap Fund. Andrew C. Stephens and James D. Hamel are portfolio co-managers and Shayne M. John is associate portfolio manager for Artisan Mid Cap Fund and Artisan Opportunistic Growth Fund. Marina T. Carlson and Craigh A. Cepukenas are portfolio co-managers for Artisan Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. are portfolio co-managers for Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund and Artisan Small Cap Value Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, including separate accounts and unregistered funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.*

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2008

Fund	Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Global Value Fund and International Value Fund	N. David Samra Daniel J. O’Keefe	Accounts: — Assets: $—	Accounts: 6 Assets: $1,129,857,153	Accounts: 9 Assets: $491,641,559
International Fund and International Small Cap Fund	Mark L. Yockey	Accounts: 4 Assets: $943,497,726	Accounts: 3 Assets: $329,909,829	Accounts: 26 Assets: $6,496,939,960
Mid Cap Fund and Opportunistic Growth Fund	James D. Hamel Andrew C. Stephens Shayne M. John	Accounts: — Assets: $—	Accounts: 1 Assets: $1,009,509,514	Accounts: 37 Assets: $2,977,437,260
Mid Cap Value Fund, Opportunistic Value Fund and Small Cap Value Fund	James C. Kieffer Scott S. Satterwhite George O. Sertl, Jr.	Accounts: 3 Assets: $298,307,861	Accounts: 4 Assets: $146,935,266	Accounts: 27 Assets: $2,325,551,925
Small Cap Fund	Marina T. Carlson Craigh A. Cepukenas	Accounts: — Assets: $—	Accounts: 2 Assets: $22,987,063	Accounts: 17 Assets: $946,516,309

*	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

The advisory fees received by Artisan Partners in connection with the management of the Funds are not based on the performance of the Funds. Artisan Partners receives a performance-based fee for its management of a separate account in its small-cap value strategy. As of September 30, 2008, that account had $93,686,468 in total assets.

Artisan Partners’ portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have or are expected to have over a reasonable time limited partnership interests in the firm.

At September 30, 2008, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership
Marina T. Carlson	Small Cap Fund	Over $1 million
Craigh A. Cepukenas	Small Cap Fund	$100,001 - $500,000
James D. Hamel	Mid Cap Fund Opportunistic Growth Fund	Over $1 million Over $1 million
Shayne M. John	Mid Cap Fund Opportunistic Growth Fund	$10,001 - $50,000 $50,001 - $100,000
James C. Kieffer	Mid Cap Value Fund Opportunistic Value Fund Small Cap Value Fund	Over $1 million Over $1 million Over $1 million
Daniel J. O’Keefe	Global Value Fund International Value Fund	Over $1 million Over $1 million
N. David Samra	Global Value Fund International Value Fund	$500,001 - $1,000,000 Over $1 million
Scott C. Satterwhite	Mid Cap Value Fund Opportunistic Value Fund Small Cap Value Fund	$100,001 - $500,000 Over $1 million $100,001 - $500,000
George O. Sertl, Jr.	Mid Cap Value Fund Opportunistic Value Fund Small Cap Value Fund	$100,001 - $500,000 Over $1 million $100,001 - $500,000
Andrew C. Stephens	Mid Cap Fund Opportunistic Growth Fund	Over $1 million $500,001 - $1,000,000
Mark L. Yockey	International Fund International Small Cap Fund	Over $1 million Over $1 million

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ accounting and financial personnel and legal and compliance personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for the Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to the Funds and there are times when very significant portions of the time of senior management is devoted to the Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts. For example, many of Artisan Partners’ international growth separate account clients prohibit investing in derivatives, while Artisan International Fund may invest in such securities to a limited extent. Even though Artisan International Fund may invest in derivatives, Artisan Partners likely would not do so if most of the clients invested in the international growth strategy could not participate.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of the Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the Artisan Partners employee were not a director. No employee of Artisan Partners currently serves as a director or officer of any public company other than the Funds.

Management Services Provided to Artisan Funds’ Service Providers. Artisan Partners provides separate account management services to a number of entities that are, or affiliates of which are, service providers to the Funds. In every case, the compensation paid by the Funds for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates and the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with the Funds.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

The procedures for aggregating portfolio transactions and allocating them among clients are set out in written procedures that are reviewed regularly by Artisan Partners and included in the Funds’ compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of brokers is affected by Artisan Partners’ receipt of research services.

Artisan Partners uses client commissions (i) to acquire third party research only if it has intellectual content, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). The firm’s progress toward those commission recapture goals are monitored on an on-going basis by members of the legal and compliance team and the firm_s brokerage committee. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in the Funds’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2008, Artisan Partners did not have any such accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan employees (including acquisitions of securities as part of an initial public offering or private placement) and prohibits Artisan employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities (including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser) within sixty days. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2008, Artisan Partners had two separate accounts with performance-based fees encompassing all of its investment strategies. One of those separate accounts is in a strategy that includes an Artisan Fund not covered by this SAI. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund as of December 31, 2008 were:

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Charles Schwab & Co. Inc. [1]	Global Value Fund	48.56%	N/A
101 Montgomery Street	International Fund	35.40	0.00%
San Francisco, CA 94104-4122	International Small Cap Fund	42.51	N/A
	International Value Fund	39.02	0.00
	Mid Cap Fund	16.34	0.00
	Mid Cap Value Fund	23.08	N/A
	Opportunistic Growth Fund	42.74	N/A
	Opportunistic Value Fund	28.32	N/A
	Small Cap Fund	7.13	N/A
	Small Cap Value Fund	22.47	N/A
National Financial Services Corp. [1]	Global Value Fund	27.56%	N/A
One World Financial Center	International Fund	20.90	0.00%
200 Liberty Street	International Small Cap Fund	11.21	N/A
New York, NY 10281-1003	International Value Fund	29.17	0.00
	Mid Cap Fund	7.99	0.00
	Mid Cap Value Fund	17.79	N/A
	Opportunistic Growth Fund	13.95	N/A
	Opportunistic Value Fund	17.71	N/A
	Small Cap Fund	5.17	N/A
	Small Cap Value Fund	10.75	N/A
Fidelity Investments [1]	Mid Cap Fund	24.72%	0.00%
100 Magellan Way	Mid Cap Value Fund	9.29	N/A
Covington, KY 41015-1999	Small Cap Value Fund	9.20	N/A
Linsco Private Ledger [1]	Mid Cap Value Fund	5.19%	N/A
PO Box 509046	Small Cap Fund	7.42	N/A
San Diego, CA 92150-9046	Small Cap Value Fund	9.89	N/A
TD Ameritrade [1]	Global Value Fund	5.12%	N/A
10812 Elm Street	Opportunistic Growth Fund	36.38	N/A
Omaha, NE 68144-4820	Opportunistic Value Fund	22.09	N/A
Andrew and Carlene Ziegler [2]	Opportunistic Growth Fund	20.83%	N/A
875 E Wisconsin Ave
Milwaukee, WI 53202-5408
Wachovia Bank [1]	Small Cap Fund	13.77%	N/A
FBO Portfolio Strategies
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
Northern Trust Company	International Small Cap Fund	9.58%	N/A
FBO The McGraw Hill Co.
P.O. Box 92994
Chicago, IL 60675
Northern Trust Company	Small Cap Fund	8.76%	N/A
FBO Goodyear 401(k)
P.O. Box 92994
Chicago, IL 60675
State Street	International Small Cap Fund	7.81%	N/A
FBO Gates Family Foundation
200 Newport Avenue
North Quincy, MA 02171-2102

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Vanguard Fiduciary Trust Co [1] PO Box 2600 VM 613 Valley Forge, PA 19482-2600	Small Cap Value Fund	7.31%	N/A
The William and Flora Hewlett Foundation 2121 Sand Hill Road Menlo Park, CA 94025-6909	International Small Cap Fund	6.76%	N/A
Wells Fargo Bank NA FBO Stoel Rives LLP PO Box 1533 Minneapolis, MN 55480-1533	Opportunistic Value Fund	5.56%	N/A
PFPC Inc. LLC [1] 760 Moore Road King of Prussia, PA 19406-1212	Opportunistic Value Fund	5.16%	N/A
New York State Teacher’s Retirement System 10 Corporate Woods Drive Albany, NY 12211-2500	International Fund	0.00%	13.01%
State Street Bank & Trust FBO Swarthmore College 2 Avenue de Lafayette Boston, MA 02911-172	International Value Fund	0.00%	11.09%
Wells Fargo Bank FBO Stoel Rives LLP PO Box 1533 Minneapolis, MN 55480-1533	International Value Fund	0.00%	8.25%
Mac & Co FBO University of Notre Dame PO Box 3198 Pittsburgh, PA 15230-3198	International Value Fund	0.00%	7.99%
Virginia Tech Foundation Inc. 902 Prices Fork Road Blacksburg, VA 24061-0100	International Value Fund	0.00%	7.38%
SEI Private Trust Company FBO Providence College One Freedom Valley Drive Oak, PA 19456	International Value Fund	0.00%	6.97%
Northern Trust Company FBO California Pacific P.O. Box 92956 Chicago, IL 60675	International Value Fund	0.00%	6.39%
Care Group Investment Partnership 109 Brookline Ave Ste 300 Boston, MA 02215-3903	International Value Fund	0.00%	6.05%
Jewish Community Endowment Pool 109 Brookline Ave Ste 300 Boston, MA 02215-3903	International Value Fund	0.00%	5.78%

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Conner Prairie Foundation, Inc	International Value Fund	0.00%	5.70%
13400 Allisonville Road
Fishers, IN 46038-4499
Wendel & Company	Mid Cap Fund	0.00%	10.89%
FBO Archdiocese of Miami
PO Box 1066 Wall Street Station
New York, NY 10268-1066
Acuity Mutual Insurance Company	Mid Cap Fund	0.00%	5.83%
2800 South Taylor Drive
Sheboygan, WI 53081-8474
Northern Trust Company	Mid Cap Fund	0.00%	5.82%
FBO Employee Pension Plan Applera Corp
P.O. Box 92956
Chicago, IL 60675
State Street Bank & Trust	Mid Cap Fund	0.00%	5.55%
FBO Nellie Mae Foundation
200 Newport Avenue
Quincy, MA 02171
SEI Private Trust	Mid Cap Fund	0.00%	5.20%
FBO Genuine Parts
One Freedom Valley Drive
Oaks, PA 19456

[1]

Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Opportunistic Growth Fund includes shares held beneficially by Mr. and Mrs. Ziegler.

[2]	Includes shares held by Mr. and Mrs. Ziegler’s children, for which Mr. and Mrs. Ziegler may be deemed to have beneficial ownership.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated August 9, 2007 (Global Value Fund); December 27, 1995, as amended November 17, 2005 (International Fund); November 7, 2001 (International Small Cap Fund); August 9, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); May 15, 2008 (Opportunistic Growth Fund); February 9, 2006 (Opportunistic Value Fund); March 27, 1995 (Small Cap Fund); and July 31, 1997 (Small Cap Value Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation (“AIC”) was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. As an officer of AIC, Mr. Ziegler (together with his spouse, a former director of Artisan Funds) manages Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350

Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for each of the Funds (except Artisan Opportunistic Growth Fund and Artisan Global Value Fund) is available in Artisan Funds’ semiannual report to shareholders for the most recent six months ended March 31. A discussion regarding the basis for the approval by the board of directors of the initial investment advisory contract for Artisan Global Value Fund is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2007 and will be available in the semiannual report to shareholders for the six months ending March 31, 2009. A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for Artisan Opportunistic Growth Fund is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate of Fee	Asset Base
Global Value Fund*	1.000%	up to $1 billion
	0.975%	$1 billion up to $4 billion
	0.950%	$4 billion up to $8 billion
	0.925%	$8 billion up to $12 billion
	0.900%	over $12 billion
International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Small Cap Fund	1.250%	All Assets
International Value Fund	1.000%	up to $500 million
Mid Cap Fund	0.975%	$500 million up to $750 million
Mid Cap Value Fund	0.950%	$750 million up to $1 billion
Small Cap Fund	0.925%	over $1 billion
Small Cap Value Fund

Fund	Annual Rate of Fee	Asset Base
Opportunistic Growth Fund*	0.900%	up to $1 billion
Opportunistic Value Fund	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion

*	Artisan Partners has undertaken to reimburse Artisan Global Value Fund and Artisan Opportunistic Growth Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets over each fiscal year.

The investment advisory fees paid by the Funds, except as otherwise noted, for the fiscal years ended September 30, 2008, September 30, 2007 and September 30, 2006 were as follows:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Global Value Fund	$72,595	[1]	—	—
International Fund	150,037,798		$146,970,667	$118,863,237
International Small Cap Fund	14,643,825		14,166,221	11,190,164
International Value Fund	14,645,235		17,742,142	8,368,776
Mid Cap Fund	50,517,929		51,913,368	54,380,280
Mid Cap Value Fund	29,770,304		29,607,959	26,051,085
Opportunistic Value Fund	2,216,480		1,545,055	220,146	[2]
Opportunistic Growth Fund	989	[3]	—	—
Small Cap Fund	8,548,972		11,835,659	12,153,734
Small Cap Value Fund	17,919,694		21,300,020	17,825,043

[1]

For the period from the Fund’s inception on December 10, 2007. This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Value Fund would have been $0 for the fiscal year ended September 30, 2008.

[2]

For the period from the Fund’s inception on March 27, 2006. This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Opportunistic Value Fund would have been $185,562 for the fiscal year ended September 30, 2006.

[3]

For the period from the Fund’s inception on September 22, 2008. This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Opportunistic Growth Fund would have been $0 for the fiscal year ended September 30, 2008.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected, including its flexibility in completing step-out transactions; and others that are considered, Artisan Partners’ knowledge of the financial stability and operational capability of the broker-dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved broker and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conduct periodic testing to determine if any significant correlation exists between sales of the Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by each Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Global Value Fund	$12,605	[1]	N/A	N/A
International Fund	27,043,568		$35,159,393	$26,289,861
International Small Cap Fund	1,781,707		2,125,893	2,193,178
International Value Fund	2,134,094		2,435,349	1,827,523
Mid Cap Fund	6,938,170		7,005,716	8,333,580

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Mid Cap Value Fund	3,752,277		3,288,611	3,052,218
Opportunistic Growth Fund	3,743	[2]	N/A	N/A
Opportunistic Value Fund	319,041		237,040	54,700	[3]
Small Cap Fund	2,629,768		2,774,987	3,928,646
Small Cap Value Fund	3,210,673		2,904,384	2,550,964

[1]	For the period from the Fund’s inception on December 10, 2007.

[2]	For the period from the Fund’s inception on September 22, 2008.

[3]	For the period from the Fund’s inception on March 27, 2006.

Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund and Artisan Small Cap Value Fund paid greater aggregate commissions for the fiscal year ended September 30, 2008 as compared to fiscal years ended September 30, 2007 and/or September 30, 2006. The aggregate commissions paid by these Funds increased primarily due to an increase in portfolio turnover.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2008.

	Fiscal Year Ended September 30, 2008
Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Global Value Fund[1]	$3,388	$1,855,856
International Fund	21,750,330	12,085,743,629
International Small Cap Fund	1,519,742	666,658,557
International Value Fund	1,683,891	905,869,601
Mid Cap Fund	3,762,176	2,016,233,705
Mid Cap Value Fund	1,609,247	1,098,206,409
Opportunistic Growth Fund[2]	15	10,610
Opportunistic Value Fund	111,707	77,408,591
Small Cap Fund	1,888,545	807,642,391
Small Cap Value Fund	1,093,024	552,964,021

[1]	For the period from the Fund’s inception on December 10, 2007.

[2]	For the period from the Fund’s inception on September 22, 2008.

During the fiscal year ended September 30, 2008, certain series of Artisan Funds acquired securities of one of the Funds’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent entities. The following table lists the name of that broker or dealer and the value of Artisan Funds’ aggregate holdings of the securities of that party as of September 30, 2008.

Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2008
Investment Technology Group, Inc.	$5,933,850

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the Fund may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

In the event an actual or potential conflict of interest has been identified, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com. The proxy voting record for Artisan Opportunistic Growth Fund will be filed with the SEC for the period from inception (September 22, 2008) through June 30, 2009 and will be available by August 31, 2009.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine. Portfolio holdings information can be found on Artisan Funds’ website under “Materials” at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners; Distributors; Bell, Boyd & Lloyd LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, the Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, the Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., the Funds’ sub-transfer agent; Risk Metrics Group (formerly known as Institutional Shareholder Services) and Glass, Lewis & Co., the Funds’ proxy voting service providers; the Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poors, Thomson Financial, Lehman Brothers Fixed Income Research and ITG, Inc.; and the Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Ivize, Stark Media, Published Mail Service, Proven Direct, Essex Two Incorporated and The Printery; (b) to broker-dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

Exceptions to Policy. Exceptions to the policy on the release of portfolio holdings must be (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds that such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) made pursuant to a written agreement under which the person or entity receiving portfolio holdings information is subject to a duty of confidentiality and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any exceptions granted. To guard against conflicts between the interests of the Fund and Artisan Partners or its affiliates, any exceptions are required to be reported to the board of directors no later than at the next regularly scheduled board meeting after an exception is made.

Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the prospectus under the headings “Buying Shares” and “Redeeming Shares.” In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.344.1770.

Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds currently use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share (see “Net Asset Value” below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds that reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund’s 2% redemption fee, if applicable. However, each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund shares held for 90 days or less, for any account held through an authorized agent.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor Artisan Partners pays for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase and redemption orders will be priced at a Fund’s NAV next computed after such orders are received and accepted by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Funds to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken

< 1/2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken. If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible

= or > 1/2 of 1% of the originally computed NAV

for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If any of the Funds should fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then they would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. A Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. However, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly designated as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by a Fund for more than one year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund that qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions and Sales of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Backup Withholding

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Consequences of Certain Investments by the Funds

The Funds may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, each Fund intends to make an election to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making this election therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

Certain of a Fund’s hedging activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Funds currently do not expect to pass through foreign taxes to shareholders, but instead expect to account for those taxes at the Fund level.

Investments by a Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

The IRS has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require a Fund (i) to allocate excess inclusion income to shareholders in proportion to dividends, (ii) to inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) to pay a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) to apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, each Fund is required (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the gross income of the Fund, or (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Non-U.S. Investors

In general, dividends other than those properly designated as capital gain dividends that are paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met.

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2008, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ (Investor Shares) annual report to shareholders.

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

Artisan Emerging Markets Fund

Artisan International Fund

Artisan International Value Fund

Artisan Mid Cap Fund

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2009 as supplemented on May 19, 2009

Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Institutional Shares prospectus of the Funds dated January 28, 2009 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2008, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders. A copy of the Funds’ annual report must accompany delivery of this SAI. A copy of the prospectus for the Funds’ Institutional Shares can be obtained without charge by calling 800.399.1770 or by writing to Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Artisan Emerging Markets Fund invests a significant portion of its assets in securities of non-U.S. companies. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Value Fund invests at least 80% of its net assets at market value at the time of purchase (plus borrowings for investment purposes) in common stocks and other equity securities of non-U.S. companies. Artisan Mid Cap Fund invests primarily in U.S. companies and may invest up to 10% of its net assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased and sold on a U.S. exchange.

For the purposes of determining whether an issuer’s securities are appropriate for holding in a particular Fund, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (MSCI) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information. In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers

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classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

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Emerging Markets. Under normal market conditions, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Under normal market conditions, each of Artisan International Fund and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets’ securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than

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those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

Artisan Emerging Markets Fund, Artisan International Fund and Artisan International Value Fund may each invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, a Fund looks through the participation certificate to the issuer of the underlying security. For example, Artisan Emerging Markets Fund

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

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must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are in emerging markets. The Funds will consider the issuer of the security underlying the participation certificate as the issuer for the purpose of testing compliance with these and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

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If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting

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companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Investment Companies

Each Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the

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investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts

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for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).

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The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2 ) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Emerging Markets Fund, Artisan International Fund and Artisan International Value Fund may purchase Rule 144A securities, including participation certificates, that are privately placed in the United States. Most of the securities purchased by a Fund under Rule 144A are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the

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right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each Fund, except Artisan International Value Fund, generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. Artisan International Value Fund may hold a cash position of more than 5% of the Fund’s net assets, but generally not more than 10% of the Fund’s net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. The investment strategies of all the Funds take valuation into consideration – that is, the price of the stock in relation to its assessed prospects. During periods when stock prices are moving broadly upwards, investment of available cash may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. This is particularly true of Artisan International Value Fund, but is also the case of the other Funds to a lesser extent. As a result of their emphasis on valuation as an important investment criterion, each Fund may at times hold more than 5% of its net assets in cash, particularly after periods of broadly rising stock prices. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund

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intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

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Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2008 and September 30, 2007, respectively, each Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
Emerging Markets Fund	42.24%	71.28%
International Fund	54.42	66.30
International Value Fund	44.72	45.60
Mid Cap Fund	79.76	71.04

Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed

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with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund only];

[3]	A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

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(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are in emerging markets, in each case at the time of investment [Artisan Emerging Markets Fund only];

(g) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) and (g) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Organization

The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund offer Investor Shares and Institutional Shares. Artisan Emerging Markets Fund offers Advisor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Funds are offered to certain institutional investors with a minimum initial investment of $1 million for Artisan Emerging Markets Fund and $5 million for each of the other Funds. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by

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shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Fund or class, only the shares of the affected Fund or class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. The Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors.* Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are eleven series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

*	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent” directors.

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Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).

Thomas R. Hefty, 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant- making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.

Patrick S. Pittard, 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).

Howard B. Witt, 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

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Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Director who is an “interested person” of Artisan Funds, but who is not affiliated with Artisan Partners:

Jeffrey A. Joerres, 49*	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 51**	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.

Officers:

Lawrence A. Totsky, 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.

Janet D. Olsen, 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.

*	Mr. Joerres has been deemed to be an “interested person” of Artisan Funds, as defined in the 1940 Act, as a result of a February 20, 2009 principal transaction between Artisan Funds and Johnson Controls, Inc., in which Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind. Mr. Joerres is an affiliated person of Johnson Controls, Inc. by virtue of his position as a director of that company. Mr. Joerres has been deemed to be an “interested person” of Artisan Funds for the six-month period ending August 20, 2009.

**	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors LLC, Artisan Funds’ principal underwriter.

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Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Brooke J. Billick, 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.

Carlene M. Ziegler, 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan Partners’ Small-Cap Growth Strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.

Michael C. Roos, 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.

Gregory K. Ramirez, 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.

Sarah A. Johnson, 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Mr. Joerres has been deemed to be an “interested person” of the Funds as of February 20, 2009 and will be deemed as such during the six-month period ending August 20, 2009. Mr. Joerres serves as a director on the board of Johnson Controls, Inc. On February 20, 2009, Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind in accordance with the Funds’ redemption in kind procedures. Mr. Joerres may be deemed to have

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a material indirect interest in the redemption in kind transaction by virtue of his role as a director of Johnson Controls, Inc. Mr. Joerres is not affiliated with Artisan Partners.

The board of directors has an executive committee, an audit committee, and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of officers of Artisan Funds. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2008 and the function of each committee:

Committee	Members of Committee	Number of meetings	Principal Functions of Committee

Executive Committee	David A. Erne* Andrew A. Ziegler Thomas R. Hefty+ Jeffrey A. Joerres+ Patrick S. Pittard+	1**	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	2	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	210***	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	There was one action by written consent of the committee members and no committee meetings during the fiscal year ended September 30, 2008.

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***	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

+	Alternate member of the committee.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $170,000 subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. In addition, the independent chair of the board of directors receives an additional

24

$60,000 annually and the chair of any committee (not including the valuation committee) receives an additional $30,000 annually. No per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Artisan Fund’s obligation to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Funds and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Aggregate Compensation from the Funds[1]	Total Compensation from the Fund Complex Paid to Directors[2]
Andrew A. Ziegler	$0	$0
David A. Erne	165,645	218,038
Thomas R. Hefty	142,704	187,840
Jeffrey A. Joerres	119,761	157,641	[3]
Patrick S. Pittard	119,761	157,641
Howard B. Witt	142,704	187,840

[1]

The compensation presented in this column is an aggregate of the compensation paid by Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund for the fiscal year ended September 30, 2008.

[2]

The compensation presented in this column is an aggregate of (i) the compensation paid by Artisan International Small Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund for the fiscal year ended September 30, 2008; (ii) estimates of the amounts to be paid during the fiscal year ending September 30, 2009 by each of Artisan Global Value Fund, which commenced operations in December 2007, and Artisan Opportunistic Growth Fund, which commenced operations in September 2008 and (iii) the compensation included under the “Aggregate Compensation from the Funds” column. The total compensation reflects any fees waived by Artisan Funds’ outside directors. Absent the waivers, each director would have received: Mr. Erne - $219,478; Mr. Hefty - $189,080; Mr. Joerres - $158,681; Mr. Pittard - $158,681 and Mr. Witt - $189,080.

[3]

This amount includes compensation deferred at the election of Mr. Joerres under Artisan Funds’ deferred compensation plan. As of September 30, 2008, the value of Mr. Joerres’s deferred compensation account was $310,886.

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As of December 31, 2008, no officer or director beneficially owned Institutional Shares of Artisan International Fund, Artisan International Value Fund or Artisan Mid Cap Fund. The officers and directors of Artisan Funds as a group owned beneficially 8.88% of the Institutional Shares and 28.70% of the Advisor Shares of Artisan Emerging Markets Fund at December 31, 2008. As of December 31, 2008, the officers and directors of Artisan Funds as a group owned beneficially less than 1% of the outstanding Investor Shares of Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund. Artisan Emerging Markets Fund does not offer Investor Shares.

The following table illustrates the dollar range of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) by each director as of December 31, 2008. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 31, 2008.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds
	David A. Erne	Thomas R. Hefty	Jeffrey A. Joerres**	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Emerging Markets Fund*	None	None	over $100,000	None	over $100,000	over $100,000
International Fund*	over $100,000	over $100,000	over $100,000	$10,001- $50,000	over $100,000	over $100,000
International Value Fund*	over $100,000	None	over $100,000	$50,001- $100,000	over $100,000	over $100,000
Mid Cap Fund*	over $100,000	over $100,000	over $100,000	$10,001- $50,000	over $100,000	over $100,000
Aggregate Artisan Funds Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

*	Reflects beneficial ownership of Investor Shares of Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund and Institutional and Advisor Shares of Artisan Emerging Markets Fund. As of December 31, 2008, no director beneficially owned Institutional Shares of Artisan International Fund, Artisan International Value Fund or Artisan Mid Cap Fund.

**	As of February 20, 2009, Mr. Joerres has been deemed to be an “interested person” of the Funds and will be deemed as such for the six-month period ending August 20, 2009.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund. Mark L. Yockey is portfolio manager for Artisan International Fund. N. David Samra is lead portfolio manager and Daniel J. O’Keefe is portfolio manager for Artisan International Value Fund. Andrew C. Stephens and James D. Hamel are portfolio co-managers and Shayne M. John is associate portfolio manager for Artisan Mid Cap Fund.

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The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, including separate accounts and unregistered funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.*

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2008

Fund	Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Fund	Maria Negrete-Gruson	Accounts: 1 Assets: $100,322,138	Accounts: 2 Assets: $113,459,412	Accounts: — Assets: $—
International Fund	Mark L. Yockey	Accounts: 5 Assets: $1,677,927,011[1]	Accounts: 3 Assets: $329,909,829	Accounts: 26 Assets: $6,496,939,960[2]
International Value Fund	N. David Samra Daniel J. O’Keefe	Accounts: 1 Assets: $9,569,069[3]	Accounts: 6 Assets: $1,129,857,153[4]	Accounts: 9 Assets: $491,641,559
Mid Cap Fund	Shayne M. John James D. Hamel Andrew C. Stephens	Accounts: 1 Assets: $5,665,477[5]	Accounts: 1 Assets: $1,009,509,514	Accounts: 37 Assets: $2,977,437,260[6]

[1]	This includes Artisan International Small Cap Fund, which is managed by Mr. Yockey and had assets of $734,429,285 as of September 30, 2008.

[2]	This includes a separate account in Artisan Partners’ international small-cap growth strategy, which is also managed by Mr. Yockey and had assets of $34,031,364 as of September 30, 2008.

[3]	This account is Artisan Global Value Fund, which is managed by Messrs. Samra and O’Keefe.

[4]	This includes a separate account in Artisan Partners global value strategy, which is also managed by Messrs. Samra and O’Keefe and had assets of $8,560,913 as of September 30, 2008.

[5]	This account is Artisan Opportunistic Growth Fund, which is managed by Messrs. John, Hamel and Stephens.

[6]	This includes a separate account in Artisan Partners’ opportunistic growth strategy, which is also managed by Messrs. John, Hamel and Stephens and had assets of $93,505,993 as of September 30, 2008.

The advisory fees received by Artisan Partners in connection with the management of the Funds are not based on the performance of the Funds. Artisan Partners receives a performance-based fee for its management of a separate account in its emerging markets strategy. As of September 30, 2008, that account had $52,471,291 in total assets.

Artisan Partners’ portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. The portfolio managers also participate in group life,

*

Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

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health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in the firm.

At September 30, 2008, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership*
Maria Negrete-Gruson	Emerging Markets Fund	$100,001 - $500,000
James D. Hamel	Mid Cap Fund	Over $1 million
Shayne M. John	Mid Cap Fund	$10,001 - $50,000
Daniel J. O’Keefe	International Value Fund	Over $1 million
N. David Samra	International Value Fund	Over $1 million
Andrew C. Stephens	Mid Cap Fund	Over $1 million
Mark L. Yockey	International Fund	Over $1 million

*	Reflects beneficial ownership of Investor Shares of Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ accounting and financial personnel and legal and compliance personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for the Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to the Funds and there are times when very significant portions of the time of senior management is devoted to the Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts. For example, many of Artisan Partners’ international growth separate account clients prohibit investing in derivatives, while Artisan International Fund may invest in such securities to a limited extent. Even though Artisan International Fund may invest in derivatives, Artisan Partners likely would not do so if most of the clients invested in the international growth strategy could not participate.

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To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of the Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the Artisan Partners employee were not a director. No employee of Artisan Partners currently serves as a director or officer of any public company other than the Funds.

Management Services Provided to Artisan Funds’ Service Providers. Artisan Partners provides separate account management services to a number of entities that are, or affiliates of which are, service providers to the Funds. In every case, the compensation paid by the Funds for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates and the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with the Funds.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker, except in certain markets where aggregated trades are not permitted or due to a

29

client specific restriction or instruction. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

The procedures for aggregating portfolio transactions and allocating them among clients are set out in written procedures that are reviewed regularly by Artisan Partners and included in the Funds’ compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of brokers is affected by Artisan Partners’ receipt of research services.

Artisan Partners uses client commissions (i) to acquire third party research only if it has intellectual content, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require

30

that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). The firm’s progress toward those commission recapture goals are monitored on an on-going basis by members of the legal and compliance team and the firm_s brokerage committee. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in the Funds’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2008, Artisan Partners did not have any such accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan employees (including acquisitions of securities as part of an initial public offering or private placement) and prohibits Artisan employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities (including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser) within sixty days. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

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Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2008, Artisan Partners had two separate accounts with performance-based fees encompassing all of its investment strategies. One of those separate accounts is in a strategy that includes an Artisan Fund not covered by this SAI. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

As of December 31, 2008, The Annie E. Casey Foundation (the “Foundation”), a not-for-profit foundation, may be deemed to control Artisan Emerging Markets Fund by virtue of owning more than 25% of the outstanding shares. Through the exercise of voting rights with respect to shares of the Fund owned by the Foundation, the Foundation may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of each Fund as of December 31, 2008 were:

Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held
The Annie E Casey Foundation 701 St. Paul Street Baltimore, MD 21202	Emerging Markets Fund	53.29%	N/A	0.00%
Marshall & Illsley Trust Co. NA FBO Medical College of Wisconsin 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	Emerging Markets Fund	9.32%	N/A	0.00%
Shy-D LLC 2711 Centerville Road, Suite 400 Willimington, DE 19808-1645	Emerging Markets Fund	8.00%	N/A	0.00%
The Henry Francis DuPont Winterthur Museum, Inc. 5105 Kennett Pike Winterthur, DE 19735-1819	Emerging Markets Fund	5.76%	N/A	0.00%
Andrew and Carlene Ziegler [1] 875 E Wisconsin Ave Milwaukee, WI 53202-5408	Emerging Markets Fund	7.38%	N/A	28.20%

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Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held
National Financial Services Corp. [2] One World Financial Center 200 Liberty Street New York, NY 10281-1003	Emerging Markets Fund International Fund International Value Fund Mid Cap Fund	0.00 0.00 0.00 0.00%	N/A 20.90 29.17 7.99%	51.94 N/A N/A N/A	%
Charles Schwab & Co. Inc. [2] 101 Montgomery Street San Francisco, CA 94104-4122	Emerging Markets Fund International Fund International Value Fund Mid Cap Fund	0.00 0.00 0.00 0.00%	N/A 35.40 39.02 16.34%	47.88 N/A N/A N/A	%
New York State Teacher’s Retirement System 10 Corporate Woods Drive Albany, NY 12211-2500	International Fund	13.01%	0.00%	N/A
State Street Bank & Trust FBO Swarthmore College 2 Avenue de Lafayette Boston, MA 02911-1724	International Value Fund	11.09%	0.00%	N/A
Wells Fargo Bank FBO Stoel Rives LLP PO Box 1533 Minneapolis, MN 55480-1533	International Value Fund	8.25%	0.00%	N/A
Mac & Co FBO University of Notre Dame PO Box 3198 Pittsburgh, PA 15230-3198	International Value Fund	7.99%	0.00%	N/A
Virginia Tech Foundation Inc. 902 Prices Fork Road Blacksburg, VA 24061-0100	International Value Fund	7.38%	0.00%	N/A
SEI Private Trust Company FBO Providence College One Freedom Valley Drive Oak, PA 19456	International Value Fund	6.97%	0.00%	N/A
Northern Trust Company FBO California Pacific P.O. Box 92956 Chicago, IL 60675	International Value Fund	6.39%	0.00%	N/A
Care Group Investment Partnership 109 Brookline Ave Ste 300 Boston, MA 02215-3903	International Value Fund	6.05%	0.00%	N/A
Jewish Community Endowment Pool 109 Brookline Ave Ste 300 Boston, MA 02215-3903	International Value Fund	5.78%	0.00%	N/A
Conner Prairie Foundation, Inc 13400 Allisonville Road Fishers, IN 46038-4499	International Value Fund	5.70%	0.00%	N/A

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Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held
Wendel & Company FBO Archdiocese of Miami PO Box 1066 Wall Street Station New York, NY 10268-1066	Mid Cap Fund	10.89%	0.00%	N/A
Acuity Mutual Insurance Company 2800 South Taylor Drive Sheboygan, WI 53081-8474	Mid Cap Fund	5.83%	0.00%	N/A
Northern Trust Company FBO Employee Pension Plan Applera Corp P.O. Box 92956 Chicago, IL 60675	Mid Cap Fund	5.82%	0.00%	N/A
State Street Bank & Trust FBO Nellie Mae Foundation 200 Newport Avenue Quincy, MA 02171	Mid Cap Fund	5.55%	0.00%	N/A
SEI Private Trust FBO Genuine Parts One Freedom Valley Drive Oaks, PA 19456	Mid Cap Fund	5.20%	0.00%	N/A
Fidelity Investments [2] 100 Magellan Way Covington, KY 41015-1999	Mid Cap Fund	0.00%	24.72%	N/A

[1]	Includes shares held by Mr. and Mrs. Ziegler’s children, for which Mr. and Mrs. Ziegler may be deemed to have beneficial ownership.

[2]

Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc, the percentage of outstanding Advisor Shares held of Emerging Markets Fund includes shares held beneficially by Mr. and Mrs. Ziegler.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated May 10, 2006 (Emerging Markets Fund); December 27, 1995, as amended November 17, 2005 (International Fund); August 9, 2002 (International Value Fund); and April 10, 1997 (Mid Cap Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation (“AIC”) was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. As an officer of AIC, Mr. Ziegler (together with his spouse, a former director of Artisan Funds) manages Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350 Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

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The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for the Funds is available in the Funds’ semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the Funds’ most recent annual or semiannual reports, without charge, upon request to the Funds.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate	Asset Base
Emerging Markets Fund	1.050%*	All assets
International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Value Fund	1.000%	up to $500 million
Mid Cap Fund	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	over $1 billion

*	Artisan Partners has undertaken to reimburse Artisan Emerging Markets Fund for any ordinary operating expenses in excess of 1.500% of average daily net assets over each fiscal year.

The investment advisory fees paid by the Funds, except as otherwise noted, for the fiscal years ended September 30, 2008, September 30, 2007 and September 30, 2006 were as follows:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007		Fiscal Year Ended September 30, 2006
Emerging Markets Fund	$787,254	[1]	$98,353	[2]	$15,218	[2,3]
International Fund	150,037,798		146,970,667		118,863,237
International Value Fund	14,645,235		17,742,142		8,368,776
Mid Cap Fund	50,517,929		51,913,368		54,380,280

[1]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $746,576 for the fiscal year ended September 30, 2008.

[2]

These amounts do not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $0 for the fiscal years ended September 30, 2007 and September 30, 2006.

[3]	For the period from the Fund’s inception on June 26, 2006.

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Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected, including its flexibility in completing step-out transactions; and others that are considered, Artisan Partners’ knowledge of the financial stability and operational capability of the broker-dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan

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Partners’ knowledge of actual or apparent operational problems of any broker-dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved broker-dealers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conduct periodic testing to determine if any significant correlation exists between sales of the Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by each Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for

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those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions,

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and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Emerging Markets Fund	$290,743	$50,247	$14,451	[1]
International Fund	27,043,568	35,159,394	26,289,851
International Value Fund	2,134,094	2,435,349	1,827,523
Mid Cap Fund	6,938,170	7,005,716	8,333,580

[1]	For the period from the Fund’s inception on June 26, 2006.

Artisan Emerging Markets Fund paid greater aggregate commissions for the fiscal year ended September 30, 2008 as compared to fiscal years ended September 30, 2007 and September 30, 2006. The aggregate commissions paid by Artisan Emerging Markets Fund materially increased primarily due to an increase in assets. Artisan Emerging Markets Fund commenced operations during the fiscal year ended September 30, 2006 and the commissions reported for that period do not represent a full year as compared to the fiscal years ended September 30, 2007 and September 30, 2008.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2008.

	Fiscal Year Ended September 30, 2008
Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Emerging Markets Fund	$192,436	$74,368,611
International Fund	21,750,330	12,085,743,629
International Value Fund	1,683,891	905,869,601
Mid Cap Fund	3,762,176	2,016,233,705

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the Fund may have in other capacities.

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When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners;

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(ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of

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the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

In the event an actual or potential conflict of interest has been identified, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) for each Fund except Artisan Emerging Markets Fund, on the Funds’ website at www.artisanfunds.com, and (3) for Artisan Emerging Markets Fund, on the Fund’s website at www.artemf.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly

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available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine (1) for each Fund except Artisan Emerging Markets Fund, on Artisan Funds’ website (www.artisanfunds.com) and (2) for Artisan Emerging Markets Fund, on that Fund’s website (www.artemf.com). On Artisan Funds’ website, portfolio holdings information can be found under “Materials” at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms
N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

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Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners; Distributors; Bell, Boyd & Lloyd LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, the Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, the Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., the Funds’ sub-transfer agent; Risk Metrics Group (formerly known as Institutional Shareholder Services) and Glass, Lewis & Co., the Funds’ proxy voting service providers; the Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poors, Thomson Financial, Lehman Brothers Fixed Income Research and ITG, Inc.; and the Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Ivize, Stark Media, Published Mail Service, Proven Direct, Essex Two Incorporated and The Printery; (b) to broker-dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

Exceptions to Policy. Exceptions to the policy on the release of portfolio holdings must be (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds that such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) made pursuant to a written agreement under which the person or entity receiving portfolio holdings information is subject to a duty of confidentiality and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any exceptions granted. To guard against conflicts between the interests of the Fund and Artisan Partners or its affiliates, any exceptions are required to be reported to the board of directors no later than at the next regularly scheduled board meeting after an exception is made.

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Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the prospectus under the headings “Buying Shares” and “Redeeming Shares.” In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.399.1770.

Artisan Emerging Markets Fund, Artisan International Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds currently use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share (see “Net Asset Value” below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds that reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund’s 2% redemption fee, if applicable. However, each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on Artisan Emerging Markets Fund, Artisan International Fund and Artisan International Value Fund shares held for 90 days or less, for any account held through an authorized agent.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature

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and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor Artisan Partners pays for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase and redemption orders will be priced at a Fund’s NAV next computed after such orders are received and accepted by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Funds to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

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Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken. If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible

= or > 1/2 of 1% of the originally computed NAV

for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

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In General

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If any of the Funds should fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then they would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. A Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. However, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly designated as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by a Fund for more than one year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by

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noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund that qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions and Sales of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Backup Withholding

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

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•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Consequences of Certain Investments by the Funds

The Funds may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, each Fund intends to make an election to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making this election therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

Certain of a Fund’s hedging activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the

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distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Funds currently do not expect to pass through foreign taxes to shareholders, but instead expect to account for those taxes at the Fund level.

Investments by a Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice provides and these regulations are

51

expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

The IRS has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require a Fund (i) to allocate excess inclusion income to shareholders in proportion to dividends, (ii) to inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) to pay a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) to apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, each Fund is required (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the gross income of the Fund, or (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Non-U.S. Investors

In general, dividends other than those properly designated as capital gain dividends that are paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable

52

years of a Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met.

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S.

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federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2008, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ (Institutional Shares) annual report to shareholders.

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ARTISAN FUNDS, INC.

ADVISOR SHARES

Artisan Emerging Markets Fund

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2009 as supplemented on May 19, 2009

Artisan Emerging Markets Fund (the “Fund”) is a series of Artisan Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Fund’s Advisor Shares prospectus dated January 28, 2009 and any supplement to the prospectus. The Fund’s financial statements for the fiscal year ended September 30, 2008 (Advisor Shares), including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Fund’s annual report to shareholders. A copy of the Fund’s annual report must accompany delivery of this SAI. A copy of the Fund’s Advisor Shares prospectus can be obtained without charge by calling 866.574.1770 or by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing the Fund’s website at www.artemf.com.

Information about the Fund and Artisan Partners

The Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Fund.

The discussion below supplements the description in the prospectus of the Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in the Fund will receive at least 30 days’ prior written notice of implementation of any change in the Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

The Fund invests a significant portion of its assets in securities of non-U.S. companies. For the purposes of determining whether an issuer’s securities are appropriate for holding in the Fund, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (MSCI) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information. In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time. The Fund routinely holds securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Fund may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and

2

certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Korean won, the dollar value of a won-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the won, the dollar value of the won-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund tries to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are

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higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). The Fund may invest in Privatizations. In certain countries, the ability of a U.S. entity such as the Fund to participate in Privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

The Fund may invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or the Fund exercises the participation certificate and closes its position, the

[1]	The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

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Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. When the Fund invests in participation certificates, it bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. For example, the Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are in emerging markets. The Fund will consider the issuer of the security underlying the participation certificate as the issuer for the purpose of testing compliance with these and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills,

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is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally

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entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Investment Companies

The Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

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The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. The shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for the Fund and its shareholders. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject the Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Managing Investment Exposure

The Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund investment, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified

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currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund’s portfolio. The Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of

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the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. The Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

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The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. The Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies as previously discussed.

The Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the

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risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Fund may purchase Rule 144A securities, including participation certificates, that are privately placed in the United States. Most of the securities purchased by the Fund under Rule 144A are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although the Fund currently does not lend its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund will not lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

The Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause the Fund’s cash to vary significantly from time to time. The investment strategy of the Fund takes valuation into consideration – that is, the price of the stock in relation to its assessed prospects. During periods when stock prices are moving broadly upwards, investment of available cash may be slowed because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of its emphasis on valuation as an important investment criterion, the Fund may at times hold more than 5% of its net assets in cash, particularly after periods of broadly rising stock prices. The Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks

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not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund’s fundamental limitation on borrowing.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to

14

obtain the current market price of a security that it desires to sell but is unavailable for settlement. The Fund does not currently intend to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2008 and September 30, 2007, respectively, the Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
Emerging Markets Fund	42.24%	71.28%

Future turnover rates for the Fund may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

The Fund has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of the Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund’s outstanding shares) under which the Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

15

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

The Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days prior to any change in the Fund’s investment objective.

Non-Fundamental Restrictions

The Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which the Fund may not:

(a) invest in companies for the purpose of exercising control or management;

[3]	The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

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(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(d) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(e) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are in emerging markets, in each case at the time of investment.

The Fund will notify its shareholders at least 60 days prior to any change in the policies described in (e) above.

For purposes of these investment restrictions, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action.

Organization

Artisan Emerging Markets Fund is a series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

The Fund offers Advisor Shares and Institutional Shares. As described more fully in the Advisor Shares prospectus, Advisor Shares of the Fund are generally available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors, all of whom must be pre-approved by the Fund prior to their initial investment in Advisor Shares. The classes of the Fund share pro rata the costs of management of the Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an

17

annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund’s expenses and enhances shareholder returns.

The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Fund or class, only shares of the affected Fund or class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Fund’s shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors.* Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

*	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent” directors.

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The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are eleven series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).

Thomas R. Hefty, 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.

Patrick S. Pittard, 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).

Howard B. Witt, 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

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Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds, but who is not affiliated with Artisan Partners:

Jeffrey A. Joerres, 49*	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non- governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 51 **	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.

Officers:

Lawrence A. Totsky, 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.

Janet D. Olsen, 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.

*	Mr. Joerres has been deemed to be an “interested person” of Artisan Funds, as defined in the 1940 Act, as a result of a February 20, 2009 principal transaction between Artisan Funds and Johnson Controls, Inc., in which Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind. Mr. Joerres is an affiliated person of Johnson Controls by virtue of his position as a director of that company. Mr. Joerres has been deemed to be an “interested person” of Artisan Funds for the six-month period ending August 20, 2009.

**	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors LLC, Artisan Funds’ principal underwriter.

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Name and Age at January 2, 2009	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Brooke J. Billick, 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.

Carlene M. Ziegler, 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan Partners’ Small-Cap Growth Strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.

Michael C. Roos, 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.

Gregory K. Ramirez, 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.

Sarah A. Johnson, 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Mr. Joerres has been deemed to be an “interested person” of the Funds as of February 20, 2009 and will be deemed as such during the six-month period ending August 20, 2009. Mr. Joerres serves as a director on the board of Johnson Controls, Inc. On February 20, 2009, Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund and the Fund paid the proceeds of that redemption in kind in

21

accordance with the Funds’ redemption in kind procedures. Mr. Joerres may be deemed to have a material indirect interest in the redemption in kind transaction by virtue of his role as a director of Johnson Controls, Inc. Mr. Joerres is not affiliated with Artisan Partners.

The board of directors has an executive committee, an audit committee, and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of officers of Artisan Funds. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2008 and the function of each committee:

Committee	Members of Committee	Number of meetings	Principal Functions of Committee

Executive Committee	David A. Erne* Andrew A. Ziegler Thomas R. Hefty+ Jeffrey A. Joerres+ Patrick S. Pittard+	1**	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Fund’s financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Fund’s internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	2	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	210***	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	There was one action by written consent of the committee members and no committee meetings during the fiscal year ended September 30, 2008.

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***	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

+	Alternate member of the committee.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $170,000 subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. In addition, the independent chair of the board of directors receives an additional $60,000 annually and the chair of any committee (not including the valuation committee) receives an additional $30,000 annually. No per meeting fees are paid.

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Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Artisan Fund’s obligation to make distributions under the Plan is a general obligation of that Artisan Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Fund and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Aggregate Compensation from the Fund [1]	Total Compensation from the Fund Complex Paid to Directors [2]
Andrew A. Ziegler	$0	$0
David A. Erne	1,440	218,038
Thomas R. Hefty	1,240	187,840
Jeffrey A. Joerres	1,040	157,641	[3]
Patrick S. Pittard	1,040	157,641
Howard B. Witt	1,240	187,840

[1]	The compensation presented in this column is the compensation paid by the Fund for the fiscal year ended September 30, 2008.

[2]

The compensation presented in this column is an aggregate of (i) the compensation paid by Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund for the fiscal year ended September 30, 2008; (ii) estimates of the amounts to be paid during the fiscal year ending September 30, 2009 by each of Artisan Global Value Fund, which commenced operations in December 2007, and Artisan Opportunistic Growth Fund, which commenced operations in September 2008 and (iii) the compensation included under the “Aggregate Compensation from the Fund” column. The total compensation reflects any fees waived by Artisan Funds’ outside directors. Absent the waivers, each director would have received: Mr. Erne - $219,478; Mr. Hefty - $189,080; Mr. Joerres - $158,681; Mr. Pittard - $158,681 and Mr. Witt - $189,080.

[3]

This amount includes compensation deferred at the election of Mr. Joerres under Artisan Funds’ deferred compensation plan. As of September 30, 2008, the value of Mr. Joerres’s deferred compensation account was $310,886.

As of December 31, 2008, the officers and directors of Artisan Funds as a group owned beneficially 8.88% of the Institutional Shares of the Fund and 28.70% of the Advisor Shares of the Fund.

The following table illustrates the dollar range of shares of the Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities

24

Exchange Act of 1934, as amended (the “1934 Act”)) by each director as of December 31, 2008. The dollar range for the securities represented in the table was determined using the NAV of a share of the Fund as of the close of business on December 31, 2008.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds
	David A. Erne	Thomas R. Hefty	Jeffrey A. Joerres**	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Emerging Markets Fund *	None	None	over $100,000	None	over $100,000	over $100,000
Aggregate Artisan Funds Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

*	Reflects beneficial ownership of Institutional Shares of the Fund, and for Mr. Ziegler, reflects beneficial ownership of Advisor and Institutional Shares of the Fund.

**	As of February 20, 2009, Mr. Joerres has been deemed to be an “interested person” of the Funds and will be deemed as such for the six-month period ending August 20, 2009.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Manager

Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund.

At September 30, 2008, Ms. Negrete-Gruson had the responsibility for the day-to-day management of two other pooled investment vehicles and one registered investment company with assets in the amount of $113,459,412 and $100,322,138, respectively. Artisan Partners receives a performance-based fee from one of the pooled vehicles.4

Artisan Partners’ portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in the firm.

[4]

Ms. Negrete-Gruson may invest for her own benefit in securities held in brokerage and mutual fund accounts. The information presented here does not include information about those accounts where Ms. Negrete-Gruson or members of her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

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At September 30, 2008, Ms. Negrete-Gruson beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) Institutional Shares of the Fund having a value within the $100,001 - $500,000 range.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Fund’s accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ accounting and financial personnel and legal and compliance personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times, Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for the Fund that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to the Fund and there are times when very significant portions of the time of senior management is devoted to the Fund.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of the Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-

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public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the Artisan Partners employee were not a director. No employee of Artisan Partners currently serves as a director or officer of any public company other than the Fund.

Management Services Provided to Artisan Funds’ Service Providers. Artisan Partners provides separate account management services to a number of entities that are, or affiliates of which are, service providers to the Fund. In every case, the compensation paid by the Fund for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates and the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with the Fund.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

The procedures for aggregating portfolio transactions and allocating them among clients are set out in written procedures that are reviewed regularly by Artisan Partners and included in the Fund’s compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its

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clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of brokers is affected by Artisan Partners’ receipt of research services.

Artisan Partners uses client commissions (i) to acquire third party research only if it has intellectual content, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Fund, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). The firm’s progress toward those commission recapture goals are monitored on an on-going basis by members of the legal and compliance team and the firm’s brokerage committee. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in the Fund’s compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or

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similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2008, Artisan Partners did not have any such accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan employees (including acquisitions of securities as part of an initial public offering or private placement) and prohibits Artisan employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities (including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser) within sixty days. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2008, Artisan Partners had two separate accounts with performance-based fees encompassing all of its investment strategies. One of those separate accounts is in a strategy that includes an Artisan Fund not covered by this SAI. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

As of December 31, 2008, The Annie E. Casey Foundation (the “Foundation”), a not-for-profit foundation, may be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares. Through the exercise of voting rights with respect to shares of the Fund

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owned by the Foundation, the Foundation may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund as of December 31, 2008 were:

Name and Address	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
National Financial Services Corp. [1] One World Financial Center 200 Liberty Street New York, NY 10281-1003	51.94%	0.00%
Charles Schwab & Co. Inc. [1] 101 Montgomery Street San Francisco, CA 94104-4122	47.88%	0.00%
Andrew and Carlene Ziegler [2] 875 E Wisconsin Ave Milwaukee, WI 53202-5408	28.20%	7.38%
The Annie E Casey Foundation 701 St. Paul Street Baltimore, MD 21202	0.00%	53.29%
Marshall & Illsley Trust Co. NA FBO Medical College of Wisconsin 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	0.00%	9.32%
Shy-D LLC 2711 Centerville Road, Suite 400 Willimington, DE 19808-1645	0.00%	8.00%
The Henry Francis DuPont Winterthur Museum, Inc. 5105 Kennett Pike Winterthur, DE 19735-1819	0.00%	5.76%

[1]

Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Advisor Shares held includes shares held beneficially by Mr. and Mrs. Ziegler.

[2]	Includes shares held by Mr. and Mrs. Ziegler’s children, for which Mr. and Mrs. Ziegler may be deemed to have beneficial ownership.

Investment Advisory Services

Artisan Partners provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 10, 2006, and is responsible for management of the Fund’s investment portfolio and for overall management of the Fund’s business and affairs. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation (“AIC”) was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. As an officer of AIC, Mr. Ziegler (together with his spouse, a former director of Artisan Funds) manages Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at

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777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350 Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for the Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contract for the Fund is available in the Fund’s semiannual report to shareholders for the six months ended March 31. You may obtain a copy of the Fund’s most recent annual or semiannual reports, without charge, upon request to the Fund.

In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Artisan Partners has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets over each fiscal year.

The investment advisory fees incurred by the Fund for the fiscal years ended September 30, 2008, September 30, 2007 and September 30, 2006 were as follows:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2007		Fiscal Year Ended September 30, 2006
Emerging Markets Fund	$787,254	[1]	$98,353	[2]	$15,218	[2,3]

[1]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $746,576 for the fiscal year ended September 30, 2008.

[2]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $0 for the fiscal years ended September 30, 2007 and September 30, 2006.

[3]	For the period from the Fund’s inception on June 26, 2006.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who

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have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Fund are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders pursuant to a Distribution Agreement between the Fund and Distributors. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Fund’s shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of the Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected, including its flexibility in completing step-out transactions; and others that are considered. Artisan Partners’ knowledge of the financial stability and operational capability of the broker-dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause the Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

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Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Artisan Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conduct periodic testing to determine if any significant correlation exists between sales of Artisan Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by the Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund. The cash rebates are made directly to the Fund and are included in net realized gain or loss on investments in the Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may,

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in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Fund, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its clients, including the Fund, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by the Fund during the periods indicated. All amounts are rounded to the nearest dollar.

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Fund	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Emerging Markets Fund	$290,743	$50,247	$14,451	[1]

[1]	For the period from the Fund’s inception on June 26, 2006.

The Fund paid greater aggregate commissions for the fiscal year ended September 30, 2008 as compared to fiscal year ended September 30, 2007. The aggregate commissions paid by the Fund increased primarily due to an increase in assets. The Fund commenced operations during the fiscal year ended September 30, 2006 and the commissions reported for that period do not represent a full year as compared to the fiscal years ended September 30, 2007 and September 30, 2008.

The following table shows the brokerage commissions paid by the Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2008.

	Fiscal Year Ended September 30, 2008
Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Emerging Markets Fund	$192,436	$74,368,611

Proxy Voting

The Fund has delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Fund. When Artisan Partners votes the Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Funds may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Fund as a shareholder. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

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In the following circumstances, Artisan Partners may not vote the Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restriction for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Fund’s custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

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Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

In the event an actual or potential conflict of interest has been identified, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the

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primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Fund, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Fund as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on the Fund’s website at www.artemf.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Fund’s shareholders. The procedures identify the circumstances in which the Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Fund’s portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Fund and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Fund may be provided to any person. In no case do Artisan

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Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of the Fund’s portfolio holdings.

Public Disclosure. A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine, on the Fund’s website (www.artemf.com). A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Fund on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year). See the Fund’s prospectus for information on the Fund’s release of portfolio holdings information.

Disclosure of statistical or descriptive information about the Fund’s holdings that does not specifically name the securities held is not prohibited by the Fund’s policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. The Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with the Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Fund, including, but not limited, to Artisan Partners; Distributors; Bell, Boyd & Lloyd LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services relating to compliance with regulatory requirements in various non-U.S. matters; Ernst & Young LLP, the Fund’s independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, the Fund’s custodian and transfer agent; Boston Financial Data Services, Inc., the Fund’s sub-transfer agent; Risk Metrics Group (formerly known as Institutional Shareholder Services) and Glass, Lewis & Co., the Fund’s proxy voting service

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providers; the Fund’s securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poors, Thomson Financial, Lehman Brothers Fixed Income Research and ITG, Inc.; and the Fund’s printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Ivize, Stark Media, Published Mail Service, Proven Direct, Essex Two Incorporated and The Printery; (b) to broker-dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

Exceptions to Policy. Exceptions to the policy on the release of portfolio holdings must be (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds that such disclosure in the manner and at the time proposed is consistent with the Fund’s legitimate business purpose and (ii) made pursuant to a written agreement under which the person or entity receiving portfolio holdings information is subject to a duty of confidentiality and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any exceptions granted. To guard against conflicts between the interests of the Fund and Artisan Partners or its affiliates, any exceptions are required to be reported to the board of directors no later than at the next regularly scheduled board meeting after an exception is made.

Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the prospectus under the headings “Buying Shares” and “Redeeming Shares.” All investors and investments in Advisor Shares of the Fund are subject to approval by the Fund. In addition, you may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of the Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 866.574.1770

The Fund imposes a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Fund currently uses the “first-in, first-out” method, but reserves the right, after notice to shareholders, to change that methodology.

Shares of the Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed

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through an authorized agent, a shareholder will pay the Fund’s NAV per share (see “Net Asset Value” below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds that reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund’s 2% redemption fee, if applicable. However, the Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on shares held for 90 days or less, for any account held through an authorized agent.

Some investors may purchase shares of the Fund through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. The Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Fund and sponsoring sales meetings. Although neither the Fund nor Artisan Partners pays for the Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Fund may be included.

Net Asset Value. Share purchase and redemption orders will be priced at the Fund’s NAV next computed after such orders are received and accepted by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on the Fund’s behalf.

The NAV of the Fund’s shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, the Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of the Fund (or of a class of shares of the Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Fund’s prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Fund to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

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The Fund generally invests a significant portion (and perhaps as much as substantially all) of its total assets in securities primarily traded outside the U.S. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Fund calculates its NAV.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and the Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Fund has adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

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Amount of Difference	Action Taken

< 1/2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV	If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If the Fund should fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. However, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not

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occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly designated as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by the Fund for more than one year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of the Fund that qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent the Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that the Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

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You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions and Sales of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Backup Withholding

The Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Consequences of Certain Investments by the Fund

The Fund may purchase the securities of certain foreign investment funds or trusts or other foreign issuers deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

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In order to avoid the imposition of such tax, the Fund intends to make an election to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making this election therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

Certain of the Fund’s hedging activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by the Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Fund currently does not expect to pass through foreign taxes to shareholders, but instead expects to account for those taxes at the Fund level.

Investments by the Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In addition, investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

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The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of the Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

The IRS has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require the Fund (i) to allocate excess inclusion income to shareholders in proportion to dividends, (ii) to inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) to pay a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) to apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, the Fund is required (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess

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inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the gross income of the Fund, or (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Non-U.S. Investors

In general, dividends other than those properly designated as capital gain dividends that are paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

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If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met.

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to the Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Fund.

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Financial Statements

The financial statements of the Fund (Advisor Shares) for the fiscal year ended September 30, 2008, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Fund’s (Advisor Shares) annual report to shareholders.

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